ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Jun. 30, 2017	Dec. 31, 2016
Accrued Expenses And Other Current Liabilities Details
Accrued payroll and related costs	$ 15,961	$ 14,328
Accrued vacation	5,741	3,415
Accrual for minimum wage increase	3,510	3,581
Short term loan	1,140
Cash overdraft	909	1,109
Labor union contribution	972	1,564
Other	3,953	2,505
Total accrued expenses and other current liabilities	$ 32,186	$ 26,502